EXCHANGE TRADED CONCEPTS TRUST

Bernstein U.S. Research Fund

(Cboe BZX Exchange, Inc.: BERN)

Bernstein Global Research Fund

(Cboe BZX Exchange, Inc.: BRGL)

Supplement dated June 5, 2019 to the
currently effective Summary Prospectus, Prospectus,
and Statement of Additional Information (“SAI”)

This supplement provides new and additional information beyond that contained in the currently effective Summary Prospectus, Prospectus, and SAI for the Bernstein U.S. Research Fund and Bernstein Global Research Fund (the “Funds”) and should be read in conjunction with those documents.

The Board of Trustees (the “Board”) of Exchange Traded Concepts Trust (the “Trust”) has approved changes to the portfolio management of the Funds. Effective June 10, 2019, Vident Investment Advisory, LLC will no longer serve as the Funds’ sub-adviser. Exchange Traded Concepts, LLC (“ETC”), the Funds’ investment adviser, will continue to manage the Funds.

This change will become effective without the need for any shareholder action. The change will have no effect on either Fund’s investment objective or principal investment strategies. Additionally, this change will not affect either Fund’s fees and expenses.

Based on the foregoing, effective June 10, 2019, all references to “Vident Investment Advisory, LLC” and “Vident” as the Funds’ sub-adviser are removed from the Funds’ Summary Prospectus, Prospectus, and SAI.

Additionally, the following changes to each Fund’s Summary Prospectus are made:

●	On page 4, the information under “Investment Advisers” is hereby replaced in its entirety with the following:

Exchange Traded Concepts, LLC serves as the investment adviser to the Fund.

●	On page 4, the information under “Portfolio Managers” is hereby replaced in its entirety with the following:

Andrew Serowik, Portfolio Manager of the Adviser, has served as a portfolio manager of the Fund since June 2019.

Travis Trampe, Portfolio Manager of the Adviser, has served as a portfolio manager of the Fund since June 2019.

Further, the following changes to the Prospectus are made:

●	On pages 4 and 9, the information under “Investment Advisers” is hereby replaced in its entirety with the following:

Exchange Traded Concepts, LLC serves as the investment adviser to the Fund.

●	On pages 4 and 9, the information under “Portfolio Managers” is hereby replaced in its entirety with the following:

Andrew Serowik, Portfolio Manager of the Adviser, has served as a portfolio manager of the Fund since June 2019.

Travis Trampe, Portfolio Manager of the Adviser, has served as a portfolio manager of the Fund since June 2019.

●	Beginning on page 18, the information under “Fund Management” is hereby replaced in its entirety with the information below:

Adviser. Exchange Traded Concepts, LLC, or the Adviser, an Oklahoma limited liability company, is located at 10900 Hefner Pointe Drive, Suite 207, Oklahoma City, Oklahoma 73120, its primary place of business, and 295 Madison Avenue, New York, New York 10017. The Adviser was formed in 2009 and provides investment advisory services to other exchange-traded funds. Under an investment advisory agreement between the Trust, on behalf of the Funds, and the Adviser, the Adviser provides investment advisory services to the Funds. The Adviser is responsible for, among other things, trading portfolio securities on behalf of the Funds, including selecting broker-dealers to execute purchase and sale transactions or in connection with any rebalancing or reconstitution of each Fund’s Index, subject to the supervision of the Board. The Adviser also arranges for transfer agency, custody, fund administration and accounting, and other non-distribution related services necessary for the Funds to operate. The Adviser administers the Funds’ business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and provides its officers and employees to serve as officers or Trustees of the Trust. For the services it provides to the Funds, the Funds pay the Adviser a fee, calculated daily and paid monthly, at an annual rate of the average daily net assets of each Fund as follows:

Bernstein U.S. Research Fund	0.50%
Bernstein Global Research Fund	0.65%

Under the investment advisory agreement, the Adviser has agreed to pay all expenses incurred by the Funds except for the advisory fee, interest, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, extraordinary expenses, and distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act.

Pursuant to an exemptive order from the U.S. Securities and Exchange Commission (“SEC”) and subject to the conditions of that order, the Adviser may, with Board approval but without shareholder approval, change or select new sub-advisers, materially amend the terms of an agreement with a sub-adviser (including an increase in its fee), or continue the employment of a sub-adviser after an event that would otherwise cause the automatic termination of services. Shareholders will be notified of any sub-adviser changes.

A discussion regarding the basis for the Board’s approval of the advisory agreement with the Adviser is available in the Funds’ Semi-Annual Report to Shareholders for the fiscal period ended February 28, 2018.

●	Beginning on page 19, the information under “Portfolio Managers” is hereby replaced in its entirety with the information below:

Andrew Serowik and Travis Trampe are primarily responsible for the day-to-day management of the Funds.

Mr. Serowik joined the Adviser from Goldman Sachs in May 2018. He began his career at Spear, Leeds & Kellogg, continuing with Goldman after its acquisition of SLK. During his career of more than 18 years at the combined companies, he held various roles, including managing global Quant ETF Strats team and One Delta ETF Strats. He designed and developed systems for portfolio risk calculation, algorithmic ETF trading, and execution monitoring, with experience across all asset classes. He graduated from the University of Michigan with a Bachelor of Business Administration degree in Finance.

Mr. Trampe joined the Adviser in May 2018 and has over 17 years of investment management experience, including over 10 years as Portfolio Manager for passive and active strategies including fully replicated, optimized and swap-based funds for Invesco PowerShares, FocusShares and other sponsors. He has extensive knowledge in trading, research, and analysis within US and Global Equity markets, including UCITS. He was responsible for building internal portfolio management capabilities, trading and infrastructure and daily operations. He graduated with Highest Distinction Honors from the Nebraska Wesleyan University in 1994 with a Bachelor of Science degree in Finance and a minor in mathematics.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of Fund shares.

Further, the following changes to the Funds’ SAI are made:

●	On page 26, the first, second, and third paragraphs under the section “Investment Advisory and Other Services” are hereby replaced in their entirety with the information below:

Adviser. Exchange Traded Concepts, LLC (“ETC”), an Oklahoma limited liability company located at 10900 Hefner Pointe Drive, Suite 207, Oklahoma City, Oklahoma 73120, its primary place of business, and 295 Madison Avenue, New York, New York 10017, serves as the investment adviser to the Funds. The Adviser is majority owned by Cottonwood ETF Holdings LLC.

The Trust and the Adviser have entered into an investment advisory agreement with respect to the Funds (the “Advisory Agreement”). Under the Advisory Agreement, the Adviser provides investment advisory services to the Funds. The Adviser is responsible for, among other things, trading portfolio securities on behalf of the Funds, including selecting broker-dealers to execute purchase and sale transactions, subject to the supervision of the Board. The Adviser also arranges for transfer agency, custody, fund administration and accounting, and other non-distribution related services necessary for the Funds to operate. The Adviser administers the Funds’ business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and provides its officers and employees to serve as officers or Trustees of the Trust.

For the services the Adviser provides, each Fund pays the Adviser a fee calculated daily and paid monthly at an annual rate as follows:

Bernstein U.S. Research Fund	0.50%
Bernstein Global Research Fund	0.65%

●	Beginning on page 28, the section “The Portfolio Managers” is hereby replaced in its entirety with the information below:

Andrew Serowik and Travis Trampe serve as the Funds’ portfolio managers. This section includes information about the portfolio managers, including information about other accounts each portfolio manager manages, the portfolio managers’ compensation, and the dollar range of shares of each Fund owned by the portfolio managers.

Portfolio Manager Compensation. Mr. Serowik’s portfolio management compensation includes a salary and discretionary bonus based on the profitability of the Adviser. Mr. Trampe’s portfolio management compensation also includes a salary and discretionary bonus based upon the profitability of the Adviser. Neither Mr. Serowik’s nor Mr. Trampe’s compensation is directly related to the performance of the underlying assets.

Fund Shares Owned by the Portfolio Managers. Each Fund is required to show the dollar range of the portfolio managers’ “beneficial ownership” of shares of the Fund as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Exchange Act. As of May 31, 2019, the portfolio managers did not beneficially own shares of either Fund.

Other Accounts Managed by the Portfolio Managers. In addition to the Funds, the portfolio managers are responsible for the day-to-day management of certain other accounts, as follows:

Name	Registered Investment Companies*		Other Pooled Investment Vehicles*		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Andrew Serowik	5	$160	0	$0	0	$0
Travis Trampe	5	$160	0	$0	0	$0

*Information provided as of May 31, 2019. None of the accounts managed by the portfolio managers are subject to performance based advisory fees.

Conflicts of Interest

The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Funds’ investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objectives as the Funds. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby a portfolio manager could favor one account over another. Another potential conflict could include a portfolio manager’s knowledge about the size, timing, and possible market impact of Fund trades, whereby the portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Funds. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts the Adviser manages are fairly and equitably allocated.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

BRN-SK-003-0100